STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT is made as of the ___ day of March, 2015, by and among GREAT CHINA INTERNATIONAL HOLDINGS, INC., a Nevada corporation (the “Company”) and [ ˜ ], a [ ˜ ] (the “Investor”)

1.	PURCHASE AND SALE OF COMMON STOCK.

1.1
Sale and Issuance of Common Stock.  Subject to the terms and conditions of this Agreement, the Investor agrees to purchase and the Company agrees to sell and issue to the Investor, shares of the Company’s Common Stock in the amounts set forth in Appendix A hereto, for the purchase price of US$3.28 per share at the closing as set forth below.  The shares of Common Stock to be sold pursuant to this Agreement are collectively referred to herein as the “Shares.”

1.2
Closing.  The purchase and sale of the Shares shall take place at the offices of the Company at 10:30 a.m., on [ ˜ ], 2015 or at such other time and place as the Company and the Investor agree upon in writing (which time and place are designated as the “Closing”).  At the Closing the Company shall deliver to the Investor a certificate or certificates representing the Shares purchased by the Investor against payment of the purchase price set forth in Appendix A by wire transfer of immediately available funds to the account or accounts of the Company previously specified by the Company to  the Investor.

2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth in the SEC Reports as herein defined, the Company hereby represents and warrants as follows:

2.1
Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as currently conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

2.2
Capitalization.  On the date of this Agreement, the authorized common stock of the Company consists of 50,000,000 shares of Common Stock, $.001 par value (“Common Stock”), of which 11,759,966 shares are issued and outstanding.  There are no outstanding rights, options, warrants, preemptive rights, convertible securities, rights of first refusal or similar rights for the purchase or acquisition from the Company of any securities of the Company.  The Company may issue shares in connection with compensation plans, acquisition of assets and similar transactions from time to time.  All outstanding shares have been issued in compliance with applicable state and federal securities laws.

2.3
Subsidiaries.  The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity other than the following subsidiaries, each of which is wholly owned by the Company:

Silverstrand International Holdings Limited

Shenyang Maryland International Industry Company Limited

Shenyang Maryland Property Management Center

Shenyang Maryland Consulting Co., Ltd.

The Company is not a participant in any joint venture, partnership or similar arrangement.

2.4
Authorization.  All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Shares being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes valid and legally binding obligations of the Company, enforceable in accordance with its terms, subject to:  (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights; and (iii) limitations on the enforceability of the indemnification provisions herein.

2.5
Valid Issuance of Common Stock.  The Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer directly or indirectly created by the Company other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

2.6
Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby (other than the transactions contemplated in Section 7 hereof), except for the following:  (i) filings that may be required under the United States Securities Act of 1933, as amended (the “Securities Act”) or the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (ii) the compliance with any other applicable state securities laws, which compliance will have occurred within the appropriate time periods therefor.  Based in part on the representations of  the Investor set forth in Section 3 below, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act and from any similar requirement under any applicable state law.

2.7
Compliance with Other Instruments.  The Company is not in violation or default of any provision of its Articles of Incorporation or Bylaws, each as amended and in effect on and as of the Closing.  The Company is not in violation or default of any provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound, in any case which would materially adversely affect the condition (financial or otherwise), business, property, assets or liabilities of the Company (a “Material Adverse Effect”) or, to the best of its knowledge, of any provision of any federal, state or local statute, rule or governmental regulation which would have a Material Adverse Effect.  The execution, delivery and performance of and compliance with this Agreement, and the issuance and sale of the Shares, will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained), or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision.

2.8
SEC Reports; Financial Statements.  The Company has filed all required forms, reports and documents with the United States Securities and Exchange Commission (the “Commission”) since December 31, 2013 (collectively, the “SEC Reports”), each of which has complied with applicable requirements of the Securities Act and the Exchange Act.  As of their respective dates, none of the SEC Reports, including, without limitation, any financial statements or schedules included therein, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included in the SEC Reports fairly present in all material respects, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

Except as reflected or reserved against in the latest consolidated balance sheet of the Company included in the SEC Reports (the “latest balance sheet”), the Company and its subsidiaries have no liabilities of any nature (whether arising out of contract, tort, statute or otherwise and whether direct or indirect, accrued, matured or unmatured, asserted or unasserted, absolute, contingent or otherwise) which would be required to be reflected on a balance sheet prepared in accordance with generally accepted accounting principles, except for liabilities incurred in the ordinary course of business since the date of the latest balance sheet which would not, individually or in the aggregate, have a material adverse effect on the Company.

2.9
Related Party Transactions.  Except as set forth in the SEC Reports and the agreements described herein, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act and Exchange Act.

2.10
Brokers or Finders.  The Company has not agreed to incur, directly or indirectly, any liability for brokerage or finders’ fees, agents’ commissions or other similar charges in connection with this Agreement or any of the transactions contemplated hereby.

2.11
Absence of Certain Changes.  Since September 30, 2014, except as specifically disclosed in the SEC Reports filed on or prior to the date of this Agreement, neither the Company nor any of its subsidiaries has entered into any transaction, or conducted its business or operations, other than in the ordinary course of business consistent with past practice.  Since September 30, 2014 except as specifically disclosed in the SEC Reports filed on or prior to the date of this Agreement there has not been any Material Adverse Effect, nor has there been any material adverse change in the ability of the Company to perform its obligations under this Agreement or consummate the transactions contemplated hereby.

2.12
Regulation S.  The Company has not offered the Shares to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person, as that term is defined in Regulation S under the Securities Act (“Regulation S”).  At the time the offer to purchase the Shares was made by the Investor, the Company and/or its agents reasonably believed the Investor was outside of the United States and was not a U.S. Person.  The Company and/or its agents reasonably believe that the transaction has not been pre-arranged with a buyer in the United States.  The Company has not engaged in nor will engage in any “Directed Selling Efforts,” i.e., any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares being purchased by the Investor.

3.	REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

The Investor hereby represents and warrants that:

3.1
Experience.  The Investor is experienced in evaluating companies such as the Company, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor’s prospective investment in the Company, and has the ability to bear the economic risks of the investment.

3.2
Access to Data.  The Investor has received and reviewed information about the Company and has had an opportunity to discuss the Company’s business, management and financial affairs with its management and to review the Company’s facilities.  The Investor understands that such discussions, as well as any written information issued by the Company, were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

3.3
Authorization.  This Agreement when executed and delivered by the Investor will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, subject to:  (i) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights; and (iii) limitations on the enforceability of the indemnification provisions herein.

3.4
Regulation S.  The Investor is not involved in a plan or scheme designed to evade the registration provisions of the Securities Act, and is not presently, and will not be as of the Closing Date, a “U.S. person” within the meaning of Regulation S.  The Investor is purchasing the Shares for its own account and for investment purposes and not with the view towards distribution or for the account of a U.S. Person.  The Investor was not formed for the purpose of investing in the Shares.  The Investor will acquire the Shares in an “offshore transaction” within the meaning of Regulation S.  At the time the offer to purchase the Shares was made, the Investor was outside the United States. At no time was the Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising or any “directed selling efforts” within the meaning of Regulation S.

The Investor acknowledges that the Shares are being offered and sold to the Investor in reliance on Regulation S and the Company is relying upon the truth and accuracy of the Investor’s representations and warranties in order to justify such reliance in connection with the sale of the Shares to the Investor.

4.	CONDITIONS OF THE INVESTOR’S OBLIGATIONS AT CLOSING.

The obligations of  the Investor under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

4.1
Representations and Warranties.  The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing, except to the extent such representations and warranties speak of an earlier date, in which case such representations and warranties shall be true as of such date (without giving effect to any qualification or limitation of “materiality” or “Material Adverse Effect” contained therein) except when the failure to be true would not have had a Material Adverse Effect.

4.2
Performance.  The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before Closing, except when the failure to perform or comply would not have had a Material Adverse Effect.

4.3	Compliance Certificate. The Company shall deliver to the Investor at the Closing a certificate stating that the conditions specified in Section 4.1 and 4.2 have been fulfilled.

4.4
Blue Sky.  The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state or country prior to the offer and sale of the Shares.

5.	CONDITIONS OF THE COMPANY’S OBLIGATIONS AT CLOSING.

The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Investor:

5.1
Representations and Warranties.  The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing, except to the extent such representations and warranties speak of an earlier date, in which case such representations and warranties shall be true as of such date (without giving effect to any qualification or limitation of “materiality” or “material adverse effect” contained therein) except when the failure to be true would not have had a material adverse effect on the Investor to consummate the transactions contemplated by this Agreement.

5.2
Performance.  The Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before Closing, except when the failure to perform or comply would not have had a material adverse effect on the Investor to consummate the transactions contemplated by this Agreement.

5.3	Payment of Purchase Price. The Investor shall have delivered the purchase price specified in Section 1 against delivery of the Investor’s Shares set forth in Section 1 for the Closing.

5.4	Blue Sky. The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state or country for the offer and sale of the Shares.

5.5
Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated at the Closing, and all documents and instruments incident to these transactions, shall be reasonably satisfactory in substance to the Company and its counsel.

6.	MISCELLANEOUS.

6.1	Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York.

6.2
Successors and Assigns.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of  the Investor to purchase Shares shall not be assignable without the consent of the Company.

6.3
Entire Agreement; Amendment.  This Agreement constitutes the final, complete, and exclusive statement of the terms of the agreement between the parties pertaining to the subject matter of this Agreement and supersedes all prior and contemporaneous understandings or agreements of the parties.  This Agreement may not be contradicted by evidence of any prior or contemporaneous statements or agreements.  No party has been induced to enter into this Agreement by, nor is any party relying on, any representation, understanding, agreement, commitment or warranty outside those expressly set forth in this Agreement.  Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

6.4
Notices, Etc.  Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, (c) by facsimile, or (d) by a commercial overnight courier that guarantees next day delivery and provides a receipt, and such notices shall be addressed as follows:

if to [ ˜ ], to:	[ ˜ ]

Fax: [ ˜ ]

if to the Company, to:	Jiang Peng

Great China International Holdings, Inc.

C Site 25-26F President Building, No. 69 Heping North Street, Heping District, Shenyang 110003, Peoples Republic of China

Fax: [ ˜ ]

with a copy to:	Latham & Watkins

Unit 2318, China World Trade Office 2

1 Jian Guo Men Wai Avenue

Beijing 100004

People's Republic of China

Attention: Li Jie Han

Fax: +86.10.5965.7001

or to such other address as any party may from time to time specify in writing to the other parties.  Any notice shall be effective only upon delivery, which for any notice given by facsimile shall mean notice which has been received by the party to whom it is sent as evidenced by confirmation slip.

6.5
Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any holder of any Shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement.  All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

6.6	Certificate Legend. The Shares which are the subject of this Agreement, and any replacement shares, shall contain a legend substantially as follows:

THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER CONTAINED IN THE AGREEMENT DATED AS OF MARCH 28, 2015 BETWEEN THE ISSUER AND THE STOCKHOLDER, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, AND THESE SHARES MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED HEREBY WILL BE OFFERED ONLY OUTSIDE THE UNITED STATES TO NON-U.S. PERSONS, PURSUANT TO THE PROVISIONS OF REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

6.7
Restrictions on Transfer.  The Investor covenants that, prior to January 1, 2017, the Investor will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Shares or securities convertible into or exchangeable or exercisable for any Shares, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares, whether any such aforementioned transaction is to be settled by delivery of the Shares or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement.  In addition, the Investor agrees that it will not, prior to January 1, 2017, make any demand for or exercise any right with respect to the registration of any Shares or any security convertible into or exercisable or exchangeable for the Shares.

The Investor acknowledges that the offer and sale of the Shares is not being registered under the Securities Act and that the Shares may not be transferred or sold except in complaince with Regulation S or pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state or foreign securities laws and regulations, as applicable. Unless registered for sale under the Securities Act, the Shares will not be resold to U.S. Persons or within the United States until after the end of a one year restricted period commencing on the date of closing of the purchase of the Shares and otherwise in compliance with Rule 904 of Regulation S. The Investor agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.  The Investor agrees that the Shares are “restricted securities” as defined in Rule 144(a)(3) under the Securities Act.  The Company is bound by this Agreement to refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.  In connection therewith, the Investor acknowledges that the Company will make a notation on its stock books regarding the restrictions on transfers set forth in this Section 6.7 and will transfer securities on the books of the Company only to the extent not inconsistent therewith.

6.8
Expenses.  Except as otherwise set forth herein, each of the Company and the Investor shall bear their own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

6.9
Finder’s Fee.  The Company and  the Investor shall each indemnify and hold the other harmless from any liability for any commission or compensation in the nature of a finder’s fee (including the costs, expenses and legal fees of defending against such liability) for which the Company or  the Investor, or any of their respective partners, employees, or representatives, as the case may be, is responsible.

6.10
Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

6.11
Severability.  In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

6.12
Facsimile and PDF Signatures.  This Agreement may be executed by fax or PDF scan.  Any signature page delivered by a fax machine, facsimile copy machine or PDF scan shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto.  Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requires it.

6.13	Representation on Authority of Signatories. Each person signing this Agreement represents and warrants that he or she is duly authorized and has legal capacity to execute and deliver this Agreement.

7.	REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.

7.1	Registration Procedures and Expenses. The Company shall:

(a)
subject to receipt of necessary information from  the Investor, use its reasonable efforts to file with the Commission no later than January 1, 2017 a registration statement (the “Registration Statement”), which shall be on Form S-3 (except if the Company is not then eligible to register for resale the Shares on Form S-3, in which case such registration shall be on another appropriate form), relating to the sale of the Shares by the Investor from time to time on the facilities of any securities market of which the Common Stock is then traded or in privately-negotiated transactions;

(b)
use its reasonable efforts, subject to receipt of necessary information from  the Investor, to cause the Commission to notify the Company of the Commission’s willingness to declare the Registration Statement effective as soon as practicable after the Registration Statement is filed by the Company;

(c)
use its reasonable efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) one year after the effective date of the Registration Statement; (ii) the date on which the Shares may be resold by the Investor without registration and without volume or manner-of-sale restrictions and without current public information by reason of Rule 144 under the Securities Act or any other rule of similar effect; or (iii) such time as all Shares purchased by the Investor under this Agreement have been sold;

(d)
furnish to the Investor with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor;

(e)	notify the Investor on the day that the Registration Statement is declared effective;

(f)
notify  the Investor, at the time when a prospectus relating to the Shares is required to be delivered under the Securities Act, on the day of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements in the prospectus not misleading; and, at the request of  the Investor, prepare a supplement or amendment to the prospectus so that, when delivered to a purchaser of the Shares, the prospectus, as supplemented or amended, does not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements in the prospectus not misleading, and notify  the Investor on the day of the filing of such supplement or amendment;

(g)	cause all such Shares to be listed on any market on which the Company’s shares of common stock are traded;

(h)
make available for inspection by the Investor, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by the Investor or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, employees and independent accountants to supply all information reasonably requested by the Investor or any such underwriter, attorney, accountant or agent in connection with the Registration Statement;

(i)
in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in the Registration Statement for sale in any jurisdiction, notify  the Investor on the day of such issuance, use its reasonable efforts promptly to obtain the withdrawal of such order, and notify  the Investor on the day of such withdrawal; and

(j)
bear all expenses in connection with the procedures in paragraphs (a) through (i) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to  the Investor or underwriting discounts, brokerage fees and commissions incurred by the Investor, if any.

The obligations of the Company under this Section 7.1 shall be suspended at any time the Shares become eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144.

7.2
Transfer of Shares After Registration; Regulation M.  The Investor agrees that it will not effect any disposition of the Shares that would constitute a sale within the meaning of the Securities Act, except as permitted under the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”), and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.  The Investor has been advised of the requirements of Regulation M under the Exchange Act which may limit the timing of purchase and sales of the Company’s securities during a distribution pursuant to the Registration Statement.

7.3	Indemnification. For the purpose of this Section 7.3:

(i)
the term “Investor/Affiliate” shall mean any affiliates of the Investor and any person who controls the Investor or any affiliate of the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any underwriter for the Investor; and

(ii)
the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1.

(a)
The Company agrees to indemnify and hold harmless the Investor and Investor/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Investor or the Investor/Affiliates may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any claims or litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, and will reimburse each the Investor and Investor/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Investor or the Investor/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use therein, (ii) the failure of the Investor to comply with the covenants and agreements contained in Section 0 or 7.2 hereof respecting the sale of the Shares or (iii)  any statement or omission in any Prospectus or any amendment or supplement thereto that is corrected in any subsequent Prospectus or any amendment or supplement thereto that was delivered to the Investor prior to the pertinent sale or sales by the Investor.

(b)
The Investor will indemnify and hold harmless the Company, each of the Company’s directors, each of the Company’s officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement, or any of their respective controlling persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any claim or litigation, if such settlement is effected with the written consent of the Investor) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company, (ii) any failure to comply with the covenants and agreements contained in Section 0 or 7.2 hereof respecting the sale of the Shares, (iii)  any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or approved by the Investor expressly for use therein or (iv) any statement or omission in any Prospectus or any amendment or supplement thereto that is corrected in any subsequent Prospectus or any amendment or supplement thereto that was delivered to the Investor prior to the pertinent sale or sales by the Investor, and will reimburse the Company and each of the Company’s directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of the Company’s directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the liability of any Investor hereunder shall not exceed the net proceeds recognized by the Investor upon the sale of the Shares.

(c)
Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7.3 or to the extent it is not prejudiced as a result of such failure.  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and, based upon the advice of such indemnified party’s counsel, the indemnified party shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, representing the indemnified parties who are parties to such action, plus local counsel, if appropriate) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a) or (b) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative benefits received by the Company and the Investor from the purchase and sale of the Shares contemplated by this Agreement and the relative fault of the Company and the Investor in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Investor on the other shall be deemed to be in the same proportion as the amount paid by the Investor to the Company pursuant to this Agreement for the Shares purchased by the Investor that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount the Investor paid for the Shares that were sold pursuant to the Registration Statement and the amount received by the Investor from such sale.  The relative fault of the Company on the one hand and the Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Investor and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.  The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any action shall apply if a claim for contribution is to be made under this paragraph 0; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification.  The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph.  Notwithstanding the provisions of this Section 7.3, no Investor shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

IN WITNESS WHEREOF, the parties have duly and validly executed this Agreement as of the date first above written.

GREAT CHINA INTERNATIONAL HOLDINGS, INC.

By:

[NAME]

[TITLE]

[ ˜ ]

By:

[NAME]

[TITLE]

APPENDIX A

SHARES AND PURCHASE PRICE

Investor	Shares Purchased by the Investor	Purchase Price Payable to Company
[●]	[●]	US$[●]